THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N
  Lincoln InvestmentSolutionsSM Variable Annuity

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln New York Account N for Variable Annuities
    Lincoln InvestmentSolutionsSM Variable Annuity

Supplement dated September 29, 2016

This Supplement outlines changes to certain investment options under your individual annuity contract. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

The Lincoln Variable Insurance Products Trust (“LVIP”) has notified us that the LVIP Board of Trustees has approved the reorganization of two LVIP funds, effective as of the close of business December 9, 2016. The reorganizations were approved at a shareholder’s meeting on September 7, 2016.

The LVIP BlackRock Emerging Markets Managed Volatility Fund (“an Acquired Fund”) will be reorganized into the LVIP SSGA International Managed Volatility Fund (“an Acquiring Fund”). These two funds have similar investment objectives and similar investment strategies.

The LVIP BlackRock U.S. Opportunities Managed Volatility Fund (“an Acquired Fund”) will be reorganized into the LVIP Blended Mid Cap Managed Volatility Fund (“an Acquiring Fund”). These two funds have similar investment objectives and similar investment strategies.

At the time of the reorganizations, contractowners of units of each Acquired Fund subaccount will automatically receive a proportionate number of units of its corresponding Acquiring Fund subaccount, based on the unit value of each fund at the time of the reorganization. Following the reorganizations, each Acquired Fund will no longer be available as an investment option under your contract. Beginning December 12, 2016, any future allocations of purchase payments and/or contract value that you previously designated to an Acquired Fund subaccount will be allocated to the corresponding Acquiring Fund subaccount. This investment will become your allocation instruction until you tell us otherwise. All other transactions requested for an Acquired Fund will be rejected and treated as not in good order.

For complete details relating to these changes, please refer to the Funds’ prospectuses.

In addition, The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York have decided to close the LVIP VIP Mid Cap Managed Volatility Portfolio subaccounts to new investments.  After October 31, 2016, no additional purchase payments or transfers of contract value will be allowed into these subaccounts.

Please retain this Supplement for future reference.